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                                                                      EXHIBIT 24

                              CITIZENS CORPORATION

                               POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint John F. O'Brien, John F. Kelly, and Edward J. Parry III , and each of them singly, our true and lawful attorneys, with full power in each of them, sign for and in our names and in any and all capacities, Form 10-K of Citizens Corporation (the ''Company'') and any other filings made on behalf of said Company pursuant to the requirements of the Securities Exchange Act of 1934, and to file the same with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands and common seal on the date set forth below.


Dated January 29, 1998                     By: /s/ John F. O'Brien
                                        ----------------------------------
                                                   John F. O'Brien
                                        DIRECTOR,  CHAIRMAN OF THE BOARD,
                                               CEO and President


Dated January 29, 1998                      /s/ Edward J. Parry, III
                                        -----------------------------------
                                                EDWARD J. PARRY, III
                                        Vice President, Chief Financial Officer,
                                      TREASURER AND PRINCIPAL ACCOUNTING OFFICER


Dated January 29, 1998                      /s/ James A. Cotter, Jr.
                                        --------------------------------
                                                JAMES A. COTTER, JR.
                                                     Director


Dated January 29, 1998                      /s/ Neal J. Curtin
                                         ------------------------------
                                                 NEAL J. CURTIN
                                                     Director


Dated January 29, 1998                     /s/ Donna Scott Laskey
                                         ------------------------------
                                               DONNA SCOTT LASKEY
                                                    Director


Dated January 29, 1998                        /s/ J. Barry May
                                         -----------------------------
                                                  J. BARRY MAY
                                          Vice President and Director


Dated January 29, 1998                     /s/ James R. McAuliffe
                                         ------------------------------
                                               JAMES R. MCAULIFFE
                                          VICE PRESIDENT AND DIRECTOR


Dated January 29, 1998                      /s/ Eric A. Simonsen
                                         ------------------------------
                                                ERIC A. SIMONSEN
                                          Vice President and Director

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